UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2017 (December 4, 2017)

EVER-GLORY INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	000-28806	65-0420166
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Ever-Glory Commercial Center,

509 Chengxin Road, Jiangning Development Zone,

Nanjing, Jiangsu Province,

Peoples Republic of China

 (Address of Principal Executive Offices) (Zip code)

(8625) 5209-6889

 (Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5. 07  Submission of Matters to a Vote of Security Holders.

On December 4, 2017 Beijing time, Ever-Glory International Group, Inc., (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, a majority of the Company’s shares of common stock represented at the Annual Meeting and voting on each proposal voted to approve the following proposals:

1.	To elect Edward Yihua Kang, Jiajun Sun, Merry Tang , Jianhua Wang and Zhixue Zhang as directors to serve for a one-year term that expires at the next annual meeting of stockholders, or until their successors are elected and qualified or until their earlier resignation or removal; and

2.	To ratify the appointment of BF Borgers CPA PC as our independent auditor to audit the financial statements for the fiscal year ended on December 31, 2016 and to review the three quarterly financial statements ended on September 30, 2017.

3.	Approval by a non-binding vote of the Company’s executive compensation.

4.	Approval by a non-binding vote, the frequency of future Stockholder advisory votes relating to the Company’s executive compensation.

All matters voted on at the Annual Meeting were approved as recommended by the Board of Directors of the Company.  The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below.  The Company’s inspector of election reported the final vote of the stockholders as follows:

	For	Against	Withheld	Abstain	Broker Non-Votes
Election of Directors
EDWARD YIHUA KANG	10,639,135	0	450	-	908,003
JIAJUN SUN	10,639,145	0	440	-	908,003
MERRY TANG	10,596,581	0	43,004	-	908,003
JIANHUA WANG	10,597,071	0	42,514	-	908,003
ZHIXUE ZHANG	10,597,071	0	42,514	-	908,003

Ratification of Appointment of Independent registered public accounting firm	11,496,540	51,011	-	37	-

Approval of the Company’s executive compensation	10,629,045	10,225	-	315	908,003

	1 year	2 years	3 years	Abstain
Frequency of future Stockholder advisory votes relating to the Company’s executive compensation	10,399,438	70	240,063	14	908,003

[signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: December 7, 2017	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer

 3